AMENDMENT TO AGREEMENT


         WHEREAS, Datakey, Inc. (the "Company") and Gary R. Holland ("Holland") entered into an Agreement dated November 1, 1995 (the "Agreement"), pursuant to which Holland was to provide consulting services to the Company until October 31, 1996;

         WHEREAS, Holland has provided such services to Datakey in an exemplary manner; and

         WHEREAS, the Company and Holland wish to extend the term of the Agreement until December 31, 1997.

         IT IS THEREFORE AGREED THAT the term of the Agreement shall be extended until December 31, 1997. Except to the extent affected by this extension, all other terms of the Agreement remain in full force and effect.


Dated:  February 11, 1997

                                            DATAKEY, INC.


                                             By /s/ Carl P. Boecher
                                             Carl P. Boecher, President and
                                               Chief Executive Officer



                                             /s/ Gary R. Holland
                                             Gary R. Holland